Exhibit 99.1

April 2, 2007

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.02 (b) of Form 8-K for the event that occurred on March 29, 2007, to be filed by our client, Astea International Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ BDO Seidman, LLP

Woodbridge, NJ